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                                    FORM 8-K


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

[X]  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
          EXCHANGE ACT OF 1934

Date of Report:     SEPTEMBER 28, 1999


                              UNITED BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter.)



Commission File Number:           0-16540
                                  -------


         OHIO                                               34-1405357
         ----                                               ----------
 (State or other jurisdiction of                         (IRS Employer
incorporation or organization)                          Identification No.)



              201 SOUTH 4TH STREET, MARTINS FERRY, OHIO 43935-0010
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (740) 633-0445
                                ---------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
   (Former name, former address and former fiscal year, if changed since last report)


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                              United Bancorp, Inc.
                                    Form 8-K



Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant.

               Not applicable.

Item 5.        Other Events.

       c)      Exhibits

               99.1 - Press Release dated September 15, 1999, regarding reappointment of James W. Everson as Chairman, President, & Chief Executive
               Officer of the Citizens Savings Bank.

Item 6.        Resignations of Registrant's Directors.

               Not applicable.

Item 7.        Financial Statements and Exhibits.

               Not applicable.

Item 8.        Change in Fiscal Year.

               Not applicable.

Item 9.        Sales of Equity Securities Pursuant to Regulation S.

               Not applicable.


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                              United Bancorp, Inc.
                                    Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
















September 28, 1999                         By: /s/ James W. Everson
- ------------------------                   -------------------------------
Date                                       James W. Everson
                                           Chairman, President & Chief Executive
                                           Officer






September 28, 1999                         By:   /s/ Randall M. Greenwood
- ------------------------                   -------------------------------
Date                                       Randall M. Greenwood
                                           Chief Financial Officer





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                                 Exhibit Index
                                 -------------


Exhibit No.                   Description
- ------------                  -----------
     99.1                     Press Release
